DEFICIENCY GUARANTEE


          DEFICIENCY GUARANTEE, dated as of January 31, 1996 (the "Guarantee") made by Delaware Otsego Corporation, a New York corporation ("DOC"), CSX Transportation, Inc., a Virginia corporation ("CSX"), Charles Brenner ("Brenner"; and together with DOC and CSX, the "Guarantors"), in favor of Creditanstalt Corporate Finance, Inc. ("CCF"), as agent (the "Agent") for certain Lenders (as hereinafter defined). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (as hereinafter defined).

          WHEREAS, The Toledo, Peoria and Western Railroad Corporation ("Newco") and Toledo, Peoria & Western Railway Corporation ("TPW", and together with Newco, the "Borrowers"), the Agent and certain lenders (including CCF, the "Lenders") have entered into a Credit Agreement dated as of the date hereof (as amended, modified and supplemented from time to time, the "Credit Agreement");

          WHEREAS, the Guarantors have substantial economic and voting interests in Newco;

          WHEREAS, it is a condition to the effectiveness of the Credit Agreement and to all extensions of credit thereunder that the Guarantors shall have executed and delivered to the Agent this Guarantee;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Guarantors, and, in order to induce the Lenders to extend credit under the Credit Agreement, each of the Guarantors agrees with the Agent as follows:

          SECTION 1. Guarantee. (a) Each of the Guarantors hereby unconditionally severally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of every kind or character now or hereafter existing whether matured or unmatured, contingent or liquidated, of the Borrowers under the Credit Agreement and the other Loan Documents, whether for principal, interest, indemnities, fees, expenses or otherwise (all such obligations being collectively referred to as the "Obligations"), and any and all reasonable expenses (including reasonable counsel fees and expenses) incurred by the Agent or the Lenders in enforcing any rights under this Guarantee; provided, that the maximum aggregate amount payable by each Guarantor under this Section 1 shall not exceed such Guarantor's Percentage (as hereinafter defined) of the Maximum Amount (as hereinafter defined); and provided further that no

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demand for payment or performance hereunder may be made prior to the Determination Date (as hereinafter defined).

          (b) As used herein, the following terms shall have the following meanings:

          "Collateral" shall have the meaning given such term in the Security Agreement.

          "Determination Date" shall mean the date as of which (i) the Loans shall be due and payable, whether at stated maturity, by acceleration or otherwise, (ii) the Obligations shall not have been paid in full and (iii) Total Collateral Security in an amount equal to 75% of the stated value set forth on Schedule I for such Total Collateral Security shall have been sold.

          "Guarantor's Percentage" shall mean, as to any Guarantor, the percentage provided on Schedule II annexed hereto.

          "Maximum Amount" shall mean up to $2,000,000 of any shortfall between Realized Liquidation Receipts and the remaining unpaid Obligations.

          "Mortgaged Property" shall have the meaning given such term in the Mortgages.

          "Pledged Stock" shall have the meaning given such term in the Pledge Agreements, dated as of the date hereof, between the Agent and each of Newco and Marksman, and the Pledge and Hypothecation Agreement, dated as of the date hereof, among DOC, CSX, Brenner and the Agent, as the same may be amended, modified and supplemented from time to time.

          "Realized Liquidation Receipts" shall mean the proceeds of any Total Collateral Security net of collection costs which is Sold.

          "Sold" shall mean, with respect to the Total Collateral Security, any of such assets or stock which is sold by public or private sale, through foreclosure (including without limitation if the Agent bids in an amount at such foreclosure) or barter or as otherwise provided under the Uniform Commercial Code or other applicable law; provided, that any item of Collateral or Mortgaged Property shall be deemed to have been Sold if such item is abandoned by the Borrowers, if it cannot be sold and is of negligible value (for purposes of this Guarantee, assets valued at less than $1,000 shall be presumed to be of negligible value), or if it is not available for sale because it has previously been disposed of by the Borrowers and provided further that accounts receivable which are outstanding for 90 days or more after payment

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
is due shall be deemed to have been Sold, and provided further that if there are no bids at any public sale or foreclosure sale, the items of Total Collateral Security to have been sold at such sales shall be deemed to be Sold for purposes of calculating, under clause (iii) of the definition of Determination Date, whether the Determination Date has occurred, but shall not be deemed to be Sold for purposes of calculating the shortfall of the Maximum Amount.

          "Total Collateral Security" shall mean the Collateral, the Mortgaged Property, the Pledged Stock, and such other collateral security as shall have been granted pursuant to the Security Documents.

          SECTION 2. Type of Guarantee. The Guarantors and the Agent hereby agree that the Guarantee herein provided is a guarantee of collection.

          SECTION 3. Guarantee Absolute. Subject to the provisions of Section 1 hereof, the Guarantors severally guarantee that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent and the Lenders with respect thereto and is not subject to any setoff, counterclaim or defense. The obligations of each of the Guarantors hereunder are independent of the obligations of other persons under any other related document, and a separate action or actions may be brought and prosecuted hereunder whether the action is brought against any such person or whether any such person is joined in any such action or actions, except that the obligations of each of the Guarantors is subject to the Agent's prior resort to the Borrowers and the Total Collateral Security as set forth in Section 1 hereof.
Subject to the provisions of Section 1 hereof, the liability of the Guarantors under this Guarantee shall be absolute and unconditional, and shall not be affected or released in any way, irrespective of:

          (i) any lack of validity or enforceability of the Credit Agreement, the Security Documents or any other agreement or instrument relating thereto;

         (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement or the Security Documents, includ-

     ing, but not limited to, an increase or decrease in the Obligations;

        (iii) any taking and holding of Collateral or any other collateral or additional guaranties for all or any of the Obligations, or any amendment, alteration, exchange, substitu-tion, transfer, enforcement, waiver, subordination, termina-

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
     tion, or release of any Collateral or any other collateral or such guaranties, or any non-perfection of any Collateral or any other collateral or any consent to departure from any such guaranty;

         (iv) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Obliga-tions, or the manner of sale of any Collateral or any other collateral;

          (v) any consent by the Agent and the Lenders to the change, restructuring or termination of the corporate structure or existence of the Borrowers or any affiliate thereof and any corresponding restructuring of the Obligations, or any other restructuring or refinancing of the Obligations or any portion thereof;

         (vi) any modification, compromise, settlement or release by the Agent and the Lenders, by operation of law or otherwise, collection or other liquidation of the Obligations or the liability of the Borrowers and any other guarantor, or of the Total Collateral Security, in whole or in part, and any refusal of payment by the Agent and the Lenders, in whole or in part, from any obligor or guarantor in connection with any of the Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, the Guarantors;

        (vii) the waiver of the performance or observance by the Borrowers of any agreement, covenant, term or condition to be performed by it;

       (viii) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of credi-

     tors, reorganization, arrangement, composition or readjustment of, or other similar application or proceeding affecting either or both of the Borrowers or any of their assets;

         (ix) the release of the Borrowers from the performance or observance of any agreements, covenants, terms or conditions contained in the Credit Agreement or the Security Documents by operation of law or otherwise; or

          (x) any other circumstance (including, but not limited to, any statute of limitations) which might otherwise consti-tute a defense available to, or a discharge of, the Obligations.


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
          Without limiting the generality of the foregoing, subject to the provisions of Section 1 hereof, each of the Guarantors hereby consents, and hereby agrees, that the rights of the Agent for the benefit of the Lenders hereunder, and the liability of such Guarantor hereunder, shall not be affected by any and all releases of any of the Total Collateral Security from the liens and security interests created by the Credit Agreement, the Security Documents or any other document. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lenders upon the insolvency, bankruptcy or reorganization of the Borrowers or otherwise, all as though such payment had not been made.

          SECTION 4. Waivers. Each of the Guarantors waives presentment to, demand for payment from and protest to the Borrowers, or any other guarantor of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for non-payment. The Guarantors hereby further waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guarantee and any requirement that the Agent or the Lenders protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrowers, or any other person or any of the Total Collateral Security.

          SECTION 5.     Covenants.  (a) Each of DOC and CSX,
respectively, hereby agrees that it shall furnish to the Agent:

          (a) within 90 days after the end of each fiscal year, a copy of the report on Form 10-K (or its equivalent) for such fiscal year which DOC and CSX Corporation shall have filed with the Securities and Exchange Commission;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the report on Form 10-Q (or its equivalent) for such fiscal year which DOC and CSX Corporation shall have filed with the Securities and Exchange Commission; and

          (c) promptly upon the distribution thereof, a copy of the annual report for such year for DOC and CSX Corporation.

     (b) Brenner hereby agrees that, so long as he is a party to this Agreement, he will deliver to the Agent annually one of the following: (i) a statement of net worth, (ii) his tax return for such year or (iii) another form of information reasonably satisfactory to the Agent as to Brenner's financial position.


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
          SECTION 6.     Representations.    Each of DOC and CSX
hereby represent and warrant that (a) it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a material adverse effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under this Guarantee.

          SECTION 7. Subrogation. Upon payment by each Guarantor of any sums to the Agent for the benefit of the Lenders hereunder, all rights of such Guarantor against the Borrowers arising as a result thereof by way of right of subrogation or otherwise, shall in all respects be subordinate and junior in right of payment to the prior final and indefeasible payment in full of all the Obligations. If any amount shall be paid to or property transferred to any Guarantor for the account of the Borrowers, which payment arises as a result of such Guarantor's payment of its obligations hereunder, such amount or property shall be held in trust for the benefit of the Agent and shall forthwith be paid or transferred to the Agent for the benefit of the Lenders to be credited and applied to the Obligations, whether matured or unmatured.

          SECTION 8. Execution of Loan Documentation. The Guarantors consent to and authorize the due execution and delivery by the necessary parties of each of the Credit Agreement, the Security Documents and any and all other related documentation executed in connection with the foregoing.

          SECTION 9. Amendments, Etc. No amendment or waiver of any provision of this Guarantee nor consent to any departure by the Guarantors herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver or consent shall, unless in writing and signed by the Agent and each of the Guarantors, (a) further limit the liability of the Guarantors hereunder, (b) postpone any date fixed for payment hereunder, or (c) amend this Section 8, and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent, under or in connection with this Guarantee.

          SECTION 10. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be given in the manner set forth in Section 9.01 of the Credit Agreement and with copies specified therein, if to a Guarantor, addressed to it at the address set forth on its signature page hereof, and if to the Agent, to it at its address specified in the Credit Agreement.

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
          SECTION 11. No Waiver, Remedies. No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law, the Credit Agreement or the Security Documents.

          SECTION 12. Continuing Guarantee; Transfer of Note; Release of Guarantee. This Guarantee is a continuing guaranty and shall (i) remain in full force and effect until the payment in full of all of the Obligations and all other amounts payable under this Guarantee, (ii) be binding upon the Guarantors, their successors and assigns, and (iii) inure to the benefit of and be enforceable by the Agent and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
(iii), the Agent may assign or otherwise transfer any instrument of indebtedness of the Borrowers held by it, or any interest therein, or grant any participation in its rights or obligations under the Credit Agreement and the Security Documents subject to the provisions of the Credit Agreement and the Security Documents to any other person, and such other person shall thereupon become vested with all the rights in respect thereof granted to the Agent.

          SECTION 13. Jurisdiction; Waiver of Jury Trial. (a) EACH OF THE GUARANTORS HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF BOTH THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY, AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS Guarantee, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS FOR ANY REASON WHATSOEVER, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THIS GUARANTEE MAY NOT BE ENFORCED IN OR BY SUCH COURTS. NONE OF THE GUARANTORS OR THE AGENT SHALL SEEK A JURY TRIAL IN ANY PROCEEDING ARISING OUT OF THIS GUARANTEE. NONE OF THE GUARANTORS OR THE AGENT WILL SEEK TO CONSOLIDATE SUCH PROCEEDING INTO ANY ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH OF THE GUARANTORS AGREES THAT ANY ACTION BROUGHT BY IT AGAINST THE AGENT ARISING OUT OF OR RELATED TO THIS GUARANTEE SHALL ONLY BE BROUGHT IN ONE OF THE AFOREMENTIONED COURTS.

          SECTION 14.    Applicable Law.  THIS GUARANTEE SHALL IN
ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO
BE PERFORMED WHOLLY WITHIN SUCH STATE.

          SECTION 15. Expenses of the Agent. Subject to the limitation set forth in Section 1 hereof, the Guarantors agree to pay all reasonable and necessary out-of-pocket expenses incurred by the Agent in connection with the enforcement or protection of its rights or the rights of the Agent generally in connection with the Guarantee including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

          SECTION 16. Cause of Action. Each of the under-signed hereby agrees and acknowledges that this Guarantee is an instrument for the payment of money, and hereby consents that the Agent, at its sole option, in the event of a default by the Guarantor in the payment of any of the moneys due hereunder, shall have the right to bring a motion for summary judgment in lieu of complaint under New York CPLR Section 3213.

          IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



Date: January 31, 1996


                              DELAWARE OTSEGO CORPORATION
                              WALTER G. RICH
                              ---------------------------
                              Walter G. Rich
                              President
                              1 Railroad Ave.
                              Cooperstown, NY  13326



                              CSX TRANSPORTATION, INC.
                              A. B. AFTOORA
                              ---------------------------
                              A. B. Aftoora
                              Vice President
                              500 Water Street
                              Jacksonville, Fl  32202


                              CHARLES BRENNER
                              ---------------------------
                              Charles Brenner
                              P.O. Box 10
                              Maplewood, NJ  07040

                                Schedule I
                                ----------

Assets                                       Stated Value

Locomotives, other                           $1,200,000
  rolling stock, vehicles
  and equipment

Real property and                            $16,600,000
  all improvements

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                                Schedule II
                                -----------

Guarantors                                        Percentages

DOC                                                    40%
CSX                                                    20%
Charles Brenner                                        33%